Exhiit 10.2

                        TECHNOLOGY ACQUISITION AGREEMENT

     This Technology Acquisition Agreement (the "AGREEMENT") is made and entered into this ___ day of July, 2012, by and between Technew Technology Limited, a company incorporated under the companies ordinance of Hong Kong ("TECHNEW"), and Stevia Corp., a Nevada corporation (the "COMPANY"). The parties hereto agree as follows:

                                    AGREEMENT

     1. TECHNOLOGY TRANSFERRED. TechNew hereby irrevocably assigns, sells, transfers and conveys to the Company all of TechNew's right, title and interest, on a worldwide basis, in and to the technology described in Attachment 1 hereto, and all applicable intellectual property rights, on a worldwide basis, related thereto, including, without limitation, copyrights, trademarks, trade secrets, patents, patent applications, moral rights, contract and licensing rights (collectively, the "PROPERTY"). TechNew hereby acknowledges that it retains no right to use the Property and agrees not to challenge the validity of the Company's ownership of the Property.

     2. SHARE CONSIDERATION. In consideration for such transfer of the Property, TechNew will receive 3,000,000 shares of the Company's common stock (the "SHARES"). Within seven (7) days after the date hereof, the Company shall deliver to TechNew a stock certificate representing the Shares registered in the name of TechNew.

     (a) REPRESENTATIONS OF COMPANY RELATING TO THE SHARES. The Company has all requisite power and authority to execute, deliver and perform its obligations under this Agreement, and this Agreement has been duly authorized and validly executed and delivered by the Company and constitute legal, valid and binding agreement of the Company enforceable against the Company in accordance with their terms, except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Shares. The Shares being acquired hereunder will, upon issuance and payment therefore pursuant to the terms hereof, be duly authorized, validly issued, fully-paid and nonassessable

     (b) REPRESENTATIONS OF TECHNEW RELATING TO THE SHARES. Concurrently with the execution of this Agreement, TechNew will execute and deliver to the Company the Shareholder Representation Letter in the form attached hereto as Attachment 2.

     3. FURTHER ASSURANCES. Upon each request by the Company, without additional consideration, TechNew agrees to promptly execute documents, testify and take other acts at the Company's expense as the Company may deem necessary or desirable to procure, maintain, perfect, and enforce the full benefits, enjoyment, rights, title and interest, on a worldwide basis of the Property assigned hereunder, and render all necessary assistance in making application for and obtaining original, divisional, renewal, or reissued utility and design patents, copyrights, mask works, trademarks, trade secrets, and all other technology and intellectual property rights throughout the world related to any of the Property, in the Company's name and for its benefit. In the event the
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Company is unable for any reason, after reasonable effort, to secure TechNew's signature on any document needed in connection with the actions specified herein, TechNew hereby irrevocably designates and appoints the Company and its duly authorized officers and agents as its agent and attorney in fact, which appointment is coupled with an interest, to act for and in its behalf to execute, verify and file any such documents and to do all other lawfully permitted acts to further the purposes of this paragraph with the same legal force and effect as if executed by TechNew. TechNew hereby waives and quitclaims to the Company any and all claims, of any nature whatsoever, which TechNew now or may hereafter have for infringement of any Property assigned hereunder.

     4. DELIVERY OF TANGIBLE PROPERTY. TechNew further agrees to deliver to the Company upon execution of this Agreement any and all tangible manifestations of the Property, including, without limitation, all notes, records, files and tangible items of any sort in its possession or under its control relating to the Property. Such delivery shall include all present and predecessor versions.

     5. REPRESENTATIONS AND WARRANTIES OF TECHNEW RELATING TO THE PROPERTY. TechNew represents and warrants to the Company that (a) TechNew is the sole owner of the Property and has full and exclusive right to assign the rights assigned herein, (b) TechNew has full right and power to enter into and perform this Agreement without the consent of any third party, (c) all of the Property is free and clear of all claims, liens, encumbrances and the like of any nature whatsoever, (d) the Property is an original work of TechNew, (e) none of the Property infringes, conflicts with or violates any patent or other intellectual property right of any kind (including, without limitation, any trade secret) or similar rights of any third party, (f) TechNew was not acting within the scope of employment or other service arrangements with any third party when conceiving, creating or otherwise performing any activity with respect to the Property, (g) the execution, delivery and performance of this Agreement does not conflict with, constitute a breach of, or in any way violate any arrangement, understanding or agreement to which TechNew is a party or by which TechNew is bound, and (h) TechNew has maintained the Property in confidence and has not granted, directly or indirectly, any rights or interest whatsoever in the Property to any third party. TechNew further represents and warrants to the Company that no claim, whether or not embodied in an action past or present, of any infringement, of any conflict with, or of any violation of any patent, trade secret or other intellectual property right or similar right, has been made or is pending or threatened against TechNew relative to the Property. TechNew agrees to promptly inform the Company of any such claim arising or threatened in the future with respect to the Property or any part thereof.

     6. INDEMNIFICATION. TechNew will indemnify and hold harmless the Company, from any and all claims, losses, liabilities, damages, expenses and costs (including attorneys' fees and court costs) which result from a breach or alleged breach of any representation , warranty or covenant of TechNew (a "CLAIM") set forth in this Agreement, provided that the Company gives TechNew written notice of any such Claim and TechNew has the right to participate in the defense of any such Claim at its expense.

     7. MISCELLANEOUS. This Agreement and the Attachment attached hereto constitute the entire, complete, final and exclusive understanding and agreement of the parties hereto with respect to the subject matter hereof, and supersedes any other prior or contemporaneous oral understanding or agreement or any other prior written agreement. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, will be effective unless in writing and signed by the parties hereto. This Agreement will be governed and construed in accordance with the laws of the State of Nevada. If any provision of this Agreement is found invalid or unenforceable, in whole or in part, the remaining provisions and partially enforceable provisions will, nevertheless, be

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binding and enforceable. Failure by either party to exercise any of its rights hereunder shall not constitute or be deemed a waiver or forfeiture of such rights. The provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.



                            [SIGNATURE PAGE FOLLOWS]


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     In Witness Whereof, the undersigned have executed this Technology
Acquisition Agreement as of the date set forth above.

STEVIA CORP.                                  TECHNEW TECHNOLOGY LIMITED

By:                                           By:
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Print Name:                                   Print Name:
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Title:                                        Title:
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